SUPPLEMENT DATED AUGUST 9, 2010

To Prospectus Dated May 1, 2009 – For TransAccumulator® VUL II
To Prospectus Dated May 1, 2008 – For TransAccumulator® VUL
Issued Through Transamerica Life Insurance Co. Separate Account VUL-6;

To Prospectus Dated May 1, 2008  For TransUltra® VUL
Issued through Transamerica Life Insurance Co. Separate Account VUL-5;

To Prospectus Dated May 1, 2008 For TransSurvivorSM VUL
Issued Through Issued Through Transamerica Life Insurance Co. Separate Account VUL-4;

To Prospectus Dated May 1, 2003 For Transamerica LineageSM VUL
Issued Through Transamerica Life Insurance Co. Separate Account VUL-2; and

To Prospectus Dated May 1, 2001 - For Transamerica Tribute® VUL
Issue Through Transamerica Life Insurance Co. Separate Account VUL-1

By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information in your respective prospectus.

All references to the Van Kampen’s UIF High Yield Portfolio – Class 1 are deleted and replaced with the following:

Invesco Van Kampen V.I. High Yield Fund – Series I shares

* * * * *

The information in the section entitled “The Portfolios – The High Yield Portfolio of Van Kampen’s Universal Institutional Funds – Class 1” is replaced with the following:

Investment Adviser – Invesco Advisers, Inc.

The Invesco Van Kampen V.I. High Yield Fund – Class I seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

* * * * *

Certain information in the section entitled “The Portfolios – The Core Plus Fixed Income Portfolio; The Emerging Markets Equity Portfolio; and the International Magnum Portfolio” is replaced as noted below:

All references to the Van Kampen Universal Institutional Funds are deleted and replaced with the Morgan Stanley Institutional Funds, Inc.

All references to: Investment Adviser – Van Kampen are deleted and replaced with: Investment Adviser – Morgan Stanley Investment Management Inc.

* * * * *

Subject to stockholder approval at a Special Meeting of stockholders of the UIF International Magnum Portfolio to be held on or about September 16, 2010, the UIF International Magnum Portfolio will be changed as follows:

➢
Investment Objective: The portfolio’s investment objective will be changed from “The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries” to “The Portfolio seeks total return.”

➢	Portfolio Manager: Effective September 15, 2010, Francine J. Bovich will no longer be managing the Portfolio.

➢	Name Change: The name of the portfolio will be changed to Global Tactical Asset Allocation Portfolio.

➢	The Portfolio’s investment objective will be reclassified as a non-fundamental policy of the portfolio.

➢
Revisions to Investment Strategies and Related Risks: The Portfolio will seek to achieve its new investment objective of total return by investing in a blend of equity securities, fixed-income securities and other asset classes of issuers located in various countries around the world, including the United States. The Adviser and/or Sub-Advisers will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency and thematic allocations. The Portfolio's allocations will be based upon the Adviser's and/or Sub-Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's and/or Sub-Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio's investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser and/or Sub-Advisers will consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.

In addition, the Portfolio may invest in real estate investment trusts ("REITs") and mortgage-related or mortgage-backed securities, including collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through securities (referred to as "Mortgage Assets").

These revisions to the Portfolio's investment strategies will also result in the Portfolio being exposed to additional risks associated with its investments in fixed-income securities, REITs and mortgage-related or mortgage-backed securities. Fixed-income securities are subject to interest rate risk and credit risk. In addition, a portion of the Portfolio's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, Stockholders will absorb duplicate levels of fees when the Portfolio invests in REITs. A general downturn in real estate values can also hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated could result in reduced yields, increased volatility and/or reductions in net asset value. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

➢	Change in Benchmark. The Portfolio's benchmark index will be changed from the MSCI Europe, Australasia and the Far East (EAFE) Index to the MSCI All Country World Index.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS